Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 94,811,230.00
Previously Paid Amount	2,885.14
Total Fee Amount	13,093.43
Total Offset Amount	0.00
Net Fee	$ 10,208.29